LOOMIS SAYLES SMALL CAP GROWTH FUND

Supplement dated April 4, 2008 to the Loomis Sayles Retail Funds

Statement of Additional Information dated February 1, 2008,

as may be revised and supplemented from time to time

Effective immediately, the sub-section “Investment Restrictions” within the section “Investment Strategies and Risks” is amended by replacing restriction number (16) with the following:

The Loomis Sayles Small Cap Growth Fund may not:

(16)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of companies included in the Russell 2000 Index. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC.

M-LSSP92-0408